UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: August 31, 2018

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
August 31, 2018
unaudited
Common stocks 93.11% Financials 21.37%	Shares	Value (000)
First Abu Dhabi Bank PJSC, non-registered shares	18,908,275	$76,186
Discovery Ltd.	4,657,255	55,529
MONETA Money Bank, AS, non-registered shares	14,395,258	50,355
Sberbank of Russia PJSC (ADR)	2,997,300	32,536
Sberbank of Russia PJSC	3,235,447	8,724
Credicorp Ltd.	186,300	40,617
China Pacific Insurance (Group) Co., Ltd., Class H	8,843,400	32,957
ICICI Bank Ltd.	6,664,495	32,192
Industrial and Commercial Bank of China Ltd., Class H	35,978,000	26,495
Ping An Insurance (Group) Co. of China, Ltd., Class H	2,631,500	25,347
Moscow Exchange MICEX-RTS PJSC	17,393,563	25,266
AIA Group Ltd.	2,836,800	24,469
Bank Central Asia Tbk PT	13,772,700	23,188
HDFC Bank Ltd.	539,263	15,671
HDFC Bank Ltd. (ADR)	56,600	5,732
B3 SA - Brasil, Bolsa, Balcao	3,538,100	18,902
TCS Group Holding PLC (GDR)[1]	602,000	11,077
TCS Group Holding PLC (GDR)	338,700	6,232
Hong Kong Exchanges and Clearing Ltd.	580,100	16,511
Housing Development Finance Corp. Ltd.	447,769	12,222
JSE Ltd.	1,081,786	11,923
Akbank TAS	12,783,912	11,214
KB Financial Group Inc.	227,434	10,563
Bank of China Ltd., Class H	18,834,000	8,471
IRB Brasil Resseguros SA	560,100	8,174
KBC Groep NV	105,500	7,495
Grupo Financiero Inbursa, SAB de CV	4,668,000	7,418
Siam Commercial Bank PCL, foreign registered	1,482,300	6,703
Itaú Unibanco Holding SA, preferred nominative (ADR)	477,163	4,972
Inversiones La Construcción SA	272,317	4,339
KBC Ancora CVA	64,627	3,265
		624,745
Information technology 14.38%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,569,800	113,100
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,500	21,473
Samsung Electronics Co., Ltd.	2,161,550	94,081
Samsung Electronics Co., Ltd., nonvoting preferred	322,350	11,496
MediaTek Inc.	4,371,000	35,790
Vanguard International Semiconductor Corp.	9,632,000	23,363
Broadcom Inc.	94,250	20,644
Tencent Holdings Ltd.	410,600	17,787
Catcher Technology Co., Ltd.	1,421,000	17,418
AAC Technologies Holdings Inc.	1,183,500	13,119
Oracle Financial Services Software Ltd.	217,134	12,736
Cielo SA, ordinary nominative	3,392,900	12,578
Yandex NV, Class A2	391,400	12,576
American Funds Developing World Growth and Income Fund — Page 1 of 7

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
VTech Holdings Ltd.	1,088,300	$12,042
MercadoLibre, Inc.	6,360	2,178
		420,381
Consumer staples 13.58%
Carlsberg A/S, Class B	493,734	60,273
Danone SA	488,025	38,418
Nestlé SA	445,284	37,387
Shoprite Holdings Ltd.	2,101,294	29,171
Reckitt Benckiser Group PLC	318,600	27,092
Philip Morris International Inc.	332,800	25,922
Unilever PLC	448,300	25,526
Savola Group Co.	3,062,415	25,149
British American Tobacco PLC	518,569	25,020
Diageo PLC	703,500	24,575
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	4,400,663	15,593
WH Group Limited	18,816,000	14,192
Godrej Consumer Products Ltd.	621,259	12,720
Mondelez International, Inc.	289,900	12,385
Fomento Económico Mexicano, SAB de CV	1,211,800	11,589
Thai Beverage PCL	20,487,400	9,254
PZ Cussons PLC	924,300	2,876
		397,142
Consumer discretionary 8.91%
Astra International Tbk PT	93,665,057	46,101
Galaxy Entertainment Group Ltd.	5,828,000	43,142
PT Surya Citra Media Tbk	193,427,700	27,576
Midea Group Co., Ltd., Class A	4,250,765	25,892
Matahari Department Store Tbk PT	49,305,288	25,105
Sands China Ltd.	4,355,500	21,254
Hyundai Motor Co., Series 2	208,614	16,042
Naspers Ltd., Class N	62,426	13,873
Shenzhou International Group Holdings Ltd.	877,000	11,509
Pacific Textiles Holdings Ltd.	14,992,791	11,366
YUM! Brands, Inc.	68,500	5,952
Detsky Mir PJSC	4,411,930	5,883
Minth Group Ltd.	935,500	3,832
Chow Sang Sang Holdings International Ltd.	1,448,100	2,900
		260,427
Materials 6.09%
Vale SA, ordinary nominative	6,195,716	81,563
Alrosa PJSC	27,108,247	40,722
LafargeHolcim Ltd.	495,805	24,144
Nexa Resources SA	1,768,200	21,307
Newcrest Mining Ltd.	734,830	10,243
		177,979
Telecommunication services 5.91%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	78,316
HKT Trust and HKT Ltd., units	31,859,960	41,161
Singapore Telecommunications Ltd.	10,968,800	25,813
American Funds Developing World Growth and Income Fund — Page 2 of 7

unaudited
Common stocks Telecommunication services (continued)	Shares	Value (000)
Bharti Airtel Ltd.	3,805,994	$20,598
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B	29,672,300	7,030
		172,918
Industrials 5.89%
Airbus SE, non-registered shares	325,935	40,201
CTCI Corp. (Taiwan)	21,127,000	32,363
CCR SA, ordinary nominative	9,749,712	22,405
International Container Terminal Services, Inc.	11,570,860	20,266
Aggreko PLC	1,822,000	19,809
Haitian International Holdings Ltd.	7,860,000	15,783
Aeroflot - Russian Airlines PJSC	5,519,600	9,446
SEEK Ltd.	522,952	8,421
DP World Ltd.	161,365	3,453
		172,147
Health care 5.47%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	14,623,500	59,062
Hypera SA, ordinary nominative	6,387,800	42,971
OdontoPrev SA, ordinary nominative	8,125,550	26,134
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	8,307,900	21,805
Piramal Enterprises Ltd.	218,627	9,863
		159,835
Real estate 3.73%
Longfor Group Holdings Ltd.	13,099,000	36,383
Vinhomes JSC[2]	7,164,640	31,974
China Overseas Land & Investment Ltd.	8,574,000	27,146
China Resources Land Ltd.	3,278,000	11,423
Fibra Uno Administración, SA de CV REIT	1,695,730	2,224
		109,150
Energy 1.51%
China Petroleum & Chemical Corp., Class H	28,902,000	29,054
Rosneft Oil Co. PJSC (GDR)	1,559,600	9,938
Oil Search Ltd.	792,929	5,107
		44,099
Utilities 1.38%
AES Corp.	1,358,900	18,291
Huaneng Power International, Inc., Class H	14,212,000	9,126
Enel Américas SA (ADR)	1,012,800	7,515
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	2,928,504	5,364
		40,296
Miscellaneous 4.89%
Other common stocks in initial period of acquisition		143,147
Total common stocks (cost: $2,580,462,000)		2,722,266
Convertible stocks 0.37% Health care 0.37%
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[3]	6,003	10,736
Total convertible stocks (cost: $9,947,000)		10,736
American Funds Developing World Growth and Income Fund — Page 3 of 7

unaudited
Convertible bonds 0.33% Energy 0.33%	Principal amount (000)	Value (000)
Weatherford International PLC, convertible notes, 5.875% 2021	$10,280	$9,648
Total convertible bonds (cost: $11,873,000)		9,648
Bonds, notes & other debt instruments 0.84% Corporate bonds & notes 0.83% Utilities 0.83%
Cemig Geração e Transmissão SA 9.25% 2024[1]	24,090	24,120
Total corporate bonds & notes		24,120
U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%
U.S. Treasury 1.125% 2019	375	373
Total U.S. Treasury bonds & notes		373
Total bonds, notes & other debt instruments (cost: $24,271,000)		24,493
Short-term securities 3.54%
BNP Paribas, New York Branch 1.89% due 9/4/2018	4,000	3,999
Mizuho Bank, Ltd. 2.06% due 10/29/2018[1]	17,200	17,142
MUFG Bank, Ltd., New York Branch 2.01% due 9/19/2018	27,100	27,072
Nordea Bank AB 2.22% due 9/17/2018[1]	17,700	17,684
Swedbank AB 2.23% due 9/27/2018	37,700	37,646
Total short-term securities (cost: $103,537,000)		103,543
Total investment securities 98.19% (cost: $2,730,090,000)		2,870,686
Other assets less liabilities 1.81%		52,992
Net assets 100.00%		$2,923,678
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $70,023,000, which represented 2.40% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $10,736,000, which represented .37% of the net assets of the fund.
American Funds Developing World Growth and Income Fund — Page 4 of 7

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value
American Funds Developing World Growth and Income Fund — Page 5 of 7

unaudited
decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2018 (dollars in thousands):
	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$624,745	$—	$—	$624,745
Information technology	420,381	—	—	420,381
Consumer staples	397,142	—	—	397,142
Consumer discretionary	260,427	—	—	260,427
Materials	177,979	—	—	177,979
Telecommunication services	172,918	—	—	172,918
Industrials	172,147	—	—	172,147
Health care	159,835	—	—	159,835
Real estate	109,150	—	—	109,150
Energy	44,099	—	—	44,099
Utilities	40,296	—	—	40,296
Miscellaneous	143,147	—	—	143,147
Convertible stocks	—	10,736	—	10,736
Convertible bonds	—	9,648	—	9,648
Bonds, notes & other debt instruments	—	24,493	—	24,493
Short-term securities	—	103,543	—	103,543
Total	$2,722,266	$148,420	$—	$2,870,686
*	Securities with a value of $1,887,844,000, which represented 64.57% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
American Funds Developing World Growth and Income Fund — Page 6 of 7

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-100-1018O-S66155	American Funds Developing World Growth and Income Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: October 29, 2018

By /s/ Hong T. Le
Hong T. Le, Treasurer and Principal Financial Officer

Date: October 29, 2018